SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM 8-K

                           CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): December 15, 2004
                                                     (December 15, 2004)

                         TrustCo Bank Corp NY


        (Exact name of registrant as specified in its charter)

                            New York
            (State or other jurisdiction of incorporation)


         0-10592                                     14-1630287
 --------------------------               ----------------------------------
  (Commission File Number)                 (IRS Employer Identification No.)


          5 Sarnowski Drive, Glenville, New York 12302
         (Address of principal executive offices) (Zip Code)



  Registrant's telephone number, including area code: (518) 377-3311
                                                      --------------


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TrustCo Bank Corp NY


Item 5.  Other Events

         A press release was issued on December 15, 2004 stating The American Banker, an industry publication, listed the top one hundred and fifty Banking Companies ranked by Return on Equity and Return on Assets for the first half of 2004. TrustCo ranked 5th and 12th, respectively. Attached is the press release labeled as exhibit 99(a).




Item 7   (c) Exhibits


         Reg S-K Exhibit No.     Description
               99(a)             Press release dated December 15, 2004
                                 stating The American Banker, an industry publication, listed the top one hundred and fifty Banking Companies ranked by Return on Equity and Return on Assets for the first half of 2004. TrustCo ranked 5th and 12th, respectively.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 15, 2004

                                         TrustCo Bank Corp NY
                                         (Registrant)


                                          By:/s/ Robert T. Cushing
                                             ----------------------------
                                             Robert T. Cushing
                                             Executive Vice President and
                                             Chief Financial Officer


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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                 Page
------------------      ----------------------------            ----------
     99(a)              Press release dated December 15,              5
                        2004,   stating The American Banker, an
                        industry publication, listed the top one hundred and fifty Banking Companies ranked by Return on Equity and Return on Assets for the first half of 2004.
                        TrustCo ranked 5th and 12th, respectively.


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                                                               Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                    News Release
-----------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:    Trustco Bank                                    NASDAQ - TRST

Contact:       Robert M. Leonard
               Administrative Vice President
               518-381-3693

FOR IMMEDIATE RELEASE:

                 TrustCo Again Receives National Recognition

Glenville, New York - December 15, 2004. The American Banker, an industry publication, listed the top one hundred and fifty Banking Companies ranked by Return on Equity and Return on Assets for the first half of 2004. TrustCo ranked 5th and 12th, respectively.

Robert J. McCormick, President and C.E.O. noted, "We continue our effort to deliver superior service to our customers at the lowest possible cost, an effort that has been central to our management philosophy for many years."

TrustCo Bank Corp NY is a $2.8 billion bank holding company and through its subsidiary, Trustco Bank, operates 74 offices in New York, Vermont, and Florida. In addition, the bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected in the forward-looking statements.


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